UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2021

Seaport Global Acquisition II Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41075	87-1326052
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

360 Madison Avenue, 20th Floor
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 616-7700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable Warrant	SGIIU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SGII	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	SGIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 19, 2021, Seaport Global Acquisition II Corp. (the “Company”) completed its initial public offering (“IPO”) of 14,375,000 units (“Units”), which includes the full exercise by the underwriter of the over-allotment option to purchase an additional 1,875,000 Units at $10.00 per Unit, generating gross proceeds of $143,750,000. Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant (“Warrants”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statement on Form S-1 (File No. 333-260623).

As previously reported on a Current Report on Form 8-K of the Company, on November 19, 2021, simultaneously with the consummation of the IPO, the Company consummated the private placement (the “Private Placement”) of an aggregate of 7,531,250 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating total gross proceeds of $7,531,250.

A total of $145,906,250 of the net proceeds from the IPO and the Private Placement was placed in a trust account established for the benefit of the Company’s public stockholders, with Continental Stock Transfer & Trust Company acting as trustee. An audited balance sheet as of November 19, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is attached hereto as Exhibit 99.1.

On November 30, 2021, the Company announced that the holders of the Units sold in the IPO may elect to separately trade the shares of Class A Common Stock, and Warrants commencing on December 1, 2021. Any Units not separated will continue to trade on the Nasdaq Global Market (“Nasdaq”) under the symbol “SGIIU”. Any underlying shares of Class A Common Stock and Warrants that are separated will trade on the Nasdaq under the symbols “SGII” and “SGIIW”, respectively. No fractional warrants will be issued upon separation of the Units and only whole Warrants will trade. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the holders’ Units into Class A Common Stock and Warrants.

A copy of the press release issued by the Company announcing the separate trading of the securities underlying the Units is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet
99.2	Press release, dated November 30, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2021	SEAPORT GLOBAL ACQUISITION II corp.

	By:	/s/ Steve Smith
	Name:	Steve Smith
	Title:	Chief Executive Officer

3